Exhibit 99.1

Exhibit Index

Exhibit No.

99.1

Unaudited pro forma consolidated balance sheets of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of September 30, 2015 and unaudited pro forma consolidated statements of operations of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the nine months ended September 30, 2015 and for the year ended December 31, 2014, including the notes thereto.

99.2	Properties List of the individual properties included in the Och Ziff transaction and subject to this Form 8-K.

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Brandywine Realty Trust (the "Parent Company") is the sole general partner of Brandywine Operating Partnership, L.P. (the "Operating Partnership") and owns its assets and conducts its operations through the Operating Partnership and subsidiaries of the Operating Partnership.  The Parent Company, the Operating Partnership and their consolidated subsidiaries are collectively referred to in this report as the “Company.”

30th Street Main Post Office Sale

On February 5, 2016, the Company completed the disposition of its equity interests in the office property located at 2970 Market Street in Philadelphia, Pennsylvania commonly known as 30th Street Main Post Office (“Cira Square”), for a gross sales price of $354.0 million.  Cira Square, which contains 862,692 net rentable square feet of office space and is fully leased to a single tenant, was encumbered by mortgage indebtedness at December 31, 2015. The Company recorded a gain on disposition of $113.4 million and intends to use the net proceeds, totaling $350.3 million, to reduce debt, fund current development commitments and for general corporate purposes.

On January 14, 2016, the Company funded $221.4 million, consisting of $176.8 million of principal repayment, $44.5 million in prepayment charges and $0.1 million of accrued interest, in repayment of the mortgage indebtedness of Cira Square, ahead of its scheduled maturity date of September 10, 2030. The Company recognized a loss on extinguishment of debt in the amount of $55.3 million which is comprised of a cash prepayment penalty of $44.5 million and a non-cash charge for deferred financing costs of $10.8 million. The repayment was financed with funds available under the Company’s unsecured revolving credit facility.

The transaction agreements provide for the purchaser to engage our management company subsidiary to provide customary property management services for the property with an annual management fee (exclusive of expense reimbursement) not to exceed 1.5% of annual gross revenues of the property. Our agreement is for a ten-year term, subject to early termination by the purchaser in the event that we fail to fulfill our obligations at any time during the term of the agreement or upon sale by the purchaser of the property. If the purchaser terminates the agreement within seven years of the management agreement commencement date the Company shall be entitled to a termination fee in an amount equal to the management fee that would have been paid to us for the remainder of the seven-year term had such termination not occurred.

Och Ziff Sale

On February 4, 2016, the Company received $353.4 million in cash proceeds from a series of related transactions with affiliates of Och Ziff Capital Management Group LLC (“Och Ziff”) that resulted in the disposition of 58 properties that contain an aggregate of 3,924,783 square feet.  The properties are located in the Pennsylvania Suburbs, New Jersey/Delaware, Metropolitan Washington, D.C. and Richmond, Virginia segments. The transactions involved: (i) the sale to MAP Fee Owner LLC, an affiliate of Och-Ziff (the “O-Z Land Purchaser”), 100% of the Company’s fee interests in the land parcels (the “Land Parcels”) underlying the office properties, together with rights to be the lessor under long-term ground leases (the “Ground Leases”) covering the Land Parcels; (ii) the Company’s formation of a joint venture (the “Venture”) with MAP Ground Lease Owner LLC, an affiliate of Och-Ziff (the “O-Z Venture Partner”), and the Company’s sale to the Venture of the office buildings and related improvements (the “Buildings”) situated on the Land Parcels; and (iii) the retention of a non-controlling equity interest in the Venture. The Company

The transaction agreements provide for the Venture to engage a subsidiary of the Company to provide customary property management services in an amount equal to 2.5% of gross rental receipts. The initial term is through December 31, 2016 and is renewed automatically each year unless terminated.  The Company may be terminated without cause, subject to a ninety day notification.

The Company intends to use the net cash proceeds that it received in the transaction for general corporate purposes, including to reduce its outstanding debt and fund current development commitments.

The following unaudited pro forma consolidated financial statements of each of the Parent Company and the Operating Partnership have been prepared to reflect the effect of the transaction as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The following unaudited pro forma consolidated financial statements of the Company are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and the for the year ended December 31, 2014 are based on the historical consolidated statements of operations of each of the Parent Company and the Operating Partnership, and give effect to the sale as if it had occurred on January 1, 2014. The unaudited pro forma consolidated balance sheet as of September 30, 2015 is based on the balance sheet on that date of each of the Parent Company and Operating Partnership, and gives effect to the sale as if it occurred on September 30, 2015.

The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the sale, are factually supportable, are based upon available information and assumptions that the Company considers reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.

The unaudited pro forma consolidated financial information, and the accompanying notes, should be read in conjunction with the Company's audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 19, 2015 and the Quarterly Report on Form 10-Q for the period ended September 30, 2015 filed on October 27, 2015.

Brandywine Realty Trust

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2015

(in thousands, except per share data)

	As Reported (A)	Properties Held for Sale (B)	Och Ziff Impairment (C)	Och Ziff Buildings and Land Parcels (D)		Cira Square Property Disposition (D)		Other Dispositions (D)		Reported as Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,629,223	$74,706	$(48,172)	$(521,598)		$(268,273)		$(80,224)		$3,785,662
Accumulated depreciation	(1,064,804)	(27,514)	-	176,193		32,600		29,612		(853,913)
Operating real estate investments, net	3,564,419	47,192	(48,172)	(345,405)		(235,673)		(50,612)		2,931,749
Construction-in-progress	242,246	1,358	(293)	(3,174)		(124)		(1,358)		238,655
Land inventory	135,917	-	-	-		-		-		135,917
Total real estate investments, net	3,942,582	48,550	(48,465)	(348,579)		(235,797)		(51,970)		3,306,321
Cash and cash equivalents	50,632	-	-	353,476	(D1)	126,454	(D1)	60,474	(D1)	591,036
Accounts receivable, net	19,221	184	-	147		-		-		19,552
Accrued rent receivable, net	139,738	1,876	-	(16,431)		-		(1,876)		123,307
Assets held for sale, net	53,042	(53,042)	-	-		-		-		-
Investment in real estate ventures, at equity	211,771	-	-	25,636	(D2)	-		-		237,407
Deferred costs, net	124,472	2,237	(1,119)	(12,119)		(11,135)		(2,304)		100,032
Intangible assets, net	127,088	-	(63)	(679)		-		-		126,346
Other assets	73,075	195	-	(1,797)		(2,791)		(205)		68,477
Total assets	$4,741,621	$-	$(49,647)	$(346)		$(123,269)		$4,119		$4,572,478

LIABILITIES AND BENEFICIARIES' EQUITY
Mortgage notes payable	$642,396	$-	$-	$-		$(179,292)		$-		$463,104
Unsecured term loan	200,000	-	-	-		-		-		200,000
Unsecured senior notes, net of discounts	1,597,541	-	-	-		-		-		1,597,541
Accounts payable and accrued expenses	115,636	836	-	-		-		(9)		116,463
Distribution payable	28,318	-	-	-		-		-		28,318
Deferred income, gains and rent	41,133	101	-	(49)		-		-		41,185
Acquired lease intangibles, net	28,541	-	(20)	(225)		-		-		28,296
Other liabilities	41,630	332	-	(72)		-		(646)		41,244
Liabilities related to assets held for sale	1,269	(1,269)	-	-		-		-		-
Total liabilities	2,696,464	-	(20)	(346)		(179,292)		(655)		2,516,151
Commitments and contingencies

Brandywine Realty Trust's equity
Preferred shares (shares authorized - 20,000,000):
6.90% Series E preferred shares	40	-	-	-		-		-		40
Common shares of Brandywine Realty Trust's beneficial interest	1,752	-	-	-		-		-		1,752
Additional paid-in capital	3,258,075	-	-	-		-		-		3,258,075
Deferred compensation payable in common shares	11,918	-	-	-		-		-		11,918
Common shares in grantor trust	(11,918)	-	-	-		-		-		(11,918)
Cumulative earnings	561,227	-	(49,205)	-	(D3(a))	55,547	(D3(b))	4,732	(D3(c))	572,301
Accumulated other comprehensive loss	(8,490)	-	-	-		-		-		(8,490)
Cumulative distributions	(1,786,374)	-	-	-		-		-		(1,786,374)
Total Brandywine Realty Trust's equity	2,026,230	-	(49,205)	-		55,547		4,732		2,037,304
Non-controlling interests	18,927	-	(422)			476		42		19,023
Total beneficiaries' equity	2,045,157	-	(49,627)	-		56,023		4,774		2,056,327
Total liabilities and equity	$4,741,621	$-	$(49,647)	$(346)		$(123,269)		$4,119		$4,572,478

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Realty Trust

Unaudited Pro Forma Consolidated Income Statement

For the nine months ended September 30, 2015

(in thousands, except per share data)

		Och Ziff Sale			Cira Square Disposition
	As Reported (E)	Buildings (F)	Other (G)		Cira Square Property Disposition (H)	Other (I)		Other Dispositions (J)	Pro Forma
Revenue
Rents	$363,800	$(40,045)	$-		$(14,657)	$-		$(11,080)	$298,018
Tenant reimbursements	64,006	(7,230)	-		(4,821)	-		(5,095)	46,860
Termination fees	2,561	(201)	-		-	-		-	2,360
Third party management fees, labor reimbursement and leasing	12,805	-	3,325	(G1)	-	293	(I1)	-	16,423
Other	5,467	(193)	-		(44)	-		(111)	5,119
Total revenue	448,639	(47,669)	3,325		(19,522)	293		(16,286)	368,780
Operating expenses:
Property operating expenses	133,175	(14,038)	-		(4,561)	-		(6,384)	108,192
Real estate taxes	37,632	(4,086)	-		-	-		(1,691)	31,855
Third party management expenses	4,858	-	-		-	-		-	4,858
Depreciation and amortization	160,355	(17,878)	-		(5,025)	-		(5,108)	132,344
General and administrative expenses	21,554	-	-		-	-		-	21,554
Total operating expenses	357,574	(36,002)	-		(9,586)	-		(13,183)	298,803
Operating income	91,065	(11,667)	3,325		(9,936)	293		(3,103)	69,977
Other income (expense):
Interest income	1,189	-	-		(2)	-		-	1,187
Tax credit transaction income	11,853	-	-		-	(11,853)	(I2)	-	-
Interest expense	(83,971)	-	-		8,104	-		-	(75,867)
Interest expense - amortization of deferred financing costs	(3,377)	-	-		823	-		-	(2,554)
Interest expense - financing obligation	(906)	-	-		-	-		-	(906)
Equity in loss of real estate ventures	(1,835)	-	1,818	(G2)	-	-		-	(17)
Net gain on disposition of real estate	16,673	-	-		-	-		-	16,673
Net gain on sale of undepreciated real estate	3,019	-	-		-	-		-	3,019
Net gain from remeasurement of investments in real estate ventures	758	-	-		-	-		-	758
Provision for impairment on assets held for sale/sold	(2,508)	-	-		-	-		-	(2,508)
Net income from continuing operations before non-controlling interests	31,960	(11,667)	5,143		(1,011)	(11,560)		(3,103)	9,762
Net income from continuing operations attributable to non-controlling interests	(221)	99	(44)		9	98		26	(33)
Net income attributable to Brandywine Realty Trust	31,739	(11,568)	5,099		(1,002)	(11,462)		(3,077)	9,729
Distribution to Preferred Shares	(5,175)	-	-		-	-		-	(5,175)
Nonforfeitable dividends allocated to unvested restricted shareholders	(253)	-	-		-	-		-	(253)
Net income attributable to common shareholders of Brandywine Realty Trust	$26,311	$(11,568)	$5,099		$(1,002)	$(11,462)		$(3,077)	$4,301

Basic earnings per common share:
Continuing operations	$0.15								$0.02

Diluted earnings per common share									$0.02
Continuing operations	$0.15

Basic weighted average shares outstanding	179,198,714								179,198,714
Diluted weighted average shares outstanding	179,988,492								179,988,492

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Realty Trust

Unaudited Pro Forma Consolidated Income Statement

For the twelve months ended December 31, 2014

(in thousands, except per share data)

		Och Ziff Sale			Cira Square Disposition
	As Reported (E)	Buildings (F)	Other (G)		Cira Square Property Disposition (H)	Other (I)		Other Dispositions (J)	Pro Forma
Revenue
Rents	$483,682	$(50,803)	$-		$(19,543)	$-		$(20,631)	$392,705
Tenant reimbursements	84,879	(8,911)	-		(6,430)	-		(7,666)	61,872
Termination fees	8,000	(385)	-		-	-		(795)	6,820
Third party management fees, labor reimbursement and leasing	17,200	-	4,156	(G1)	-	391	(I1)	-	21,747
Other	3,221	(251)	-		(67)	-		(281)	2,622
Total revenue	596,982	(60,350)	4,156		(26,040)	391		(29,373)	485,766
Operating expenses:
Property operating expenses	177,330	(17,969)	-		(5,760)	-		(10,433)	143,168
Real estate taxes	51,844	(5,400)	-		-	-		(2,821)	43,623
Third party management expenses	6,791	-	-		-	-		-	6,791
Depreciation and amortization	208,569	(22,650)	-		(6,459)	-		(9,164)	170,296
General and administrative expenses	26,779	-	-		-	-		-	26,779
Total operating expenses	471,313	(46,019)	-		(12,219)	-		(22,418)	390,657
Operating income	125,669	(14,331)	4,156		(13,821)	391		(6,955)	95,109
Other income (expense):
Interest income	3,974	-	-		-	-		-	3,974
Tax credit transaction income	11,853	-	-		-	(11,853)	(I2)	-	-
Interest expense	(124,329)	-	-		11,152	-		-	(113,177)
Interest expense - amortization of deferred financing costs	(5,148)	-	-		1,095	-		-	(4,053)
Interest expense - financing obligation	(1,144)	-	-		-	-		-	(1,144)
Recognized hedge activity	(828)	-	-		-	-		-	(828)
Equity in loss of real estate ventures	(790)	-	1,366	(G2)	-	-		-	576
Net gain on disposition of real estate	4,901	-	-		-	-		-	4,901
Net gain on sale of undepreciated real estate	1,184	-	-		-	-		-	1,184
Net gain from remeasurement of investments in real estate ventures	458	-	-		-	-		-	458
Net loss on real estate venture transactions	(417)	-	-		-	-		-	(417)
Loss on early extinguishment of debt	(7,594)	-	-		-	-		-	(7,594)
Provision for impairment on assets held for sale/sold	(1,765)	-	-		-	-		-	(1,765)
Net income from continuing operations before non-controlling interests	6,024	(14,331)	5,522		(1,574)	(11,462)		(6,955)	(22,776)
Net income from continuing operations attributable to non-controlling interests	43	149	(57)		16	97		72	320
Net income attributable to Brandywine Realty Trust	6,067	(14,182)	5,465		(1,558)	(11,365)		(6,883)	(22,456)
Distribution to Preferred Shares	(6,900)	-	-		-	-		-	(6,900)
Nonforfeitable dividends allocated to unvested restricted shareholders	(349)	-	-		-	-		-	(349)
Net loss attributable to Common Shareholders of Brandywine Realty Trust	$(1,182)	$(14,182)	$5,465		$(1,558)	$(11,365)		$(6,883)	$(29,705)

Basic loss per common share:
Continuing operations	$(0.01)								$(0.18)

Diluted loss per common share									$(0.18)
Continuing operations	$(0.01)

Basic weighted average shares outstanding	166,202,649								166,202,649
Diluted weighted average shares outstanding	166,202,649								166,202,649

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2015

(in thousands, except per share data)

	As Reported (A)	Properties Held for Sale (B)	Och Ziff Impairment (C)	Och Ziff Buildings and Land Parcels (D)		Cira Square Property Disposition (D)		Other Dispositions (D)		Reported as Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,629,223	$74,706	$(48,172)	$(521,598)		$(268,273)		$(80,224)		$3,785,662
Accumulated depreciation	(1,064,804)	(27,514)	-	176,193		32,600		29,612		(853,913)
Operating real estate investments, net	3,564,419	47,192	(48,172)	(345,405)		(235,673)		(50,612)		2,931,749
Construction-in-progress	242,246	1,358	(293)	(3,174)		(124)		(1,358)		238,655
Land inventory	135,917	-	-	-		-		-		135,917
Total real estate investments, net	3,942,582	48,550	(48,465)	(348,579)		(235,797)		(51,970)		3,306,321
Cash and cash equivalents	50,632	-	-	353,476	(D1)	126,454	(D1)	60,474	(D1)	591,036
Accounts receivable, net	19,221	184	-	147		-		-		19,552
Accrued rent receivable, net	139,738	1,876	-	(16,431)		-		(1,876)		123,307
Assets held for sale, net	53,042	(53,042)	-	-		-		-		-
Investment in real estate ventures, at equity	211,771	-	-	25,636	(D2)	-		-		237,407
Deferred costs, net	124,472	2,237	(1,119)	(12,119)		(11,135)		(2,304)		100,032
Intangible assets, net	127,088	-	(63)	(679)		-		-		126,346
Other assets	73,075	195	-	(1,797)		(2,791)		(205)		68,477
Total assets	$4,741,621	$-	$(49,647)	$(346)		$(123,269)		$4,119		$4,572,478

LIABILITIES AND BENEFICIARIES' EQUITY
Mortgage notes payable	$642,396	$-	$-	$-		$(179,292)		$-		$463,104
Unsecured term loan	200,000	-	-	-		-		-		200,000
Unsecured senior notes, net of discounts	1,597,541	-	-	-		-		-		1,597,541
Accounts payable and accrued expenses	115,636	836	-	-		-		(9)		116,463
Distribution payable	28,318	-	-	-		-		-		28,318
Deferred income, gains and rent	41,133	101	-	(49)		-		-		41,185
Acquired lease intangibles, net	28,541	-	(20)	(225)		-		-		28,296
Other liabilities	41,630	332	-	(72)		-		(646)		41,244
Liabilities related to assets held for sale	1,269	(1,269)	-	-		-		-		-
Total liabilities	2,696,464	-	(20)	(346)		(179,292)		(655)		2,516,151
Commitments and contingencies

Redeemable limited partnership units at redemption value	22,247	-	-	-		-		-		22,247
Brandywine Operating Partnership, L.P.'s equity:
6.90% Series E-Linked Preferred Mirror Units	96,850	-	-	-		-		-		96,850
General Partnership Capital	1,932,953	-	(49,627)	-	(D3(a))	56,023	(D3(b))	4,774	(D3(c))	1,944,123
Accumulated other comprehensive loss	(8,924)	-	-	-		-		-		(8,924)
Total Brandywine Operating Partnership, L.P.'s equity	2,020,879	-	(49,627)	-		56,023		4,774		2,054,296
Non-controlling interest - consolidated real estate ventures	2,031	-	-	-		-		-		2,031
Total partners' equity	2,022,910	-	(49,627)	-		56,023		4,774		2,056,327

Total liabilities and equity	$4,741,621	$-	$(49,647)	$(346)		$(123,269)		$4,119		$4,572,478

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Income Statement

For the nine months ended September 30, 2015

(in thousands, except per share data)

		Och Ziff Sale			Cira Square Disposition
	As Reported (E)	Buildings (F)	Other (G)		Cira Square Property Disposition (H)	Other (I)		Other Dispositions (J)	Pro Forma
Revenue
Rents	$363,800	$(40,045)	$-		$(14,657)	$-		$(11,080)	$298,018
Tenant reimbursements	64,006	(7,230)	-		(4,821)	-		(5,095)	46,860
Termination fees	2,561	(201)	-		-	-		-	2,360
Third party management fees, labor reimbursement and leasing	12,805	-	3,325	(G1)	-	293	(I1)	-	16,423
Other	5,467	(193)	-		(44)	-		(111)	5,119
Total revenue	448,639	(47,669)	3,325		(19,522)	293		(16,286)	368,780
Operating expenses:
Property operating expenses	133,175	(14,038)	-		(4,561)	-		(6,384)	108,192
Real estate taxes	37,632	(4,086)	-		-	-		(1,691)	31,855
Third party management expenses	4,858	-	-		-	-		-	4,858
Depreciation and amortization	160,355	(17,878)	-		(5,025)	-		(5,108)	132,344
General and administrative expenses	21,554	-	-		-	-		-	21,554
Total operating expenses	357,574	(36,002)	-		(9,586)	-		(13,183)	298,803
Operating income	91,065	(11,667)	3,325		(9,936)	293		(3,103)	69,977
Other income (expense):
Interest income	1,189	-	-		(2)	-		-	1,187
Tax credit transaction income	11,853	-	-		-	(11,853)	(I2)	-	-
Interest expense	(83,971)	-	-		8,104	-		-	(75,867)
Interest expense - amortization of deferred financing costs	(3,377)	-	-		823	-		-	(2,554)
Interest expense - financing obligation	(906)	-	-		-	-		-	(906)
Equity in loss of real estate ventures	(1,835)	-	1,818	(G2)	-	-		-	(17)
Net gain on disposition of real estate	16,673	-	-		-	-		-	16,673
Net gain on sale of undepreciated real estate	3,019	-	-		-	-		-	3,019
Net gain from remeasurement of investments in real estate ventures	758	-	-		-	-		-	758
Provision for impairment on assets held for sale/sold	(2,508)	-	-		-	-		-	(2,508)
Net income from continuing operations	31,960	(11,667)	5,143		(1,011)	(11,560)		(3,103)	9,762
Net loss attributable to non-controlling interests - partners' share of consolidated real estate ventures	4	-	-		-	-		-	4
Net income (loss) attributable to Brandywine Operating Partnership	31,964	(11,667)	5,143		(1,011)	(11,560)		(3,103)	9,766
Distribution to preferred unitholders	(5,175)	-	-		-	-		-	(5,175)
Amounts allocated to unvested restricted unitholders	(253)	-	-		-	-		-	(253)
Net income attributable to common partnership unitholders of Brandywine Operating Partnership, L.P.	$26,536	$(11,667)	$5,143		$(1,011)	$(11,560)		$(3,103)	$4,338

Basic income per common partnership unit:
Continuing operations	$0.15								$0.02

Diluted income per common partnership unit:									$0.02
Continuing operations	$0.15

Basic weighted average common partnership units outstanding	180,733,816								180,733,816
Diluted weighted average common partnership units outstanding	181,523,594								181,523,594

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Income Statement

For the twelve months ended December 31, 2014

(in thousands, except per share data)

		Och Ziff Sale			Cira Square Disposition
	As Reported (E)	Buildings (F)	Other (G)		Cira Square Property Disposition (H)	Other (I)		Other Dispositions (J)	Pro Forma
Revenue
Rents	$483,682	$(50,803)	$-		$(19,543)	$-		$(20,631)	$392,705
Tenant reimbursements	84,879	(8,911)	-		(6,430)	-		(7,666)	61,872
Termination fees	8,000	(385)	-		-	-		(795)	6,820
Third party management fees, labor reimbursement and leasing	17,200	-	4,156	(G1)	-	391	(I1)	-	21,747
Other	3,221	(251)	-		(67)	-		(281)	2,622
Total revenue	596,982	(60,350)	4,156		(26,040)	391		(29,373)	485,766
Operating expenses:
Property operating expenses	177,330	(17,969)	-		(5,760)	-		(10,433)	143,168
Real estate taxes	51,844	(5,400)	-		-	-		(2,821)	43,623
Third party management expenses	6,791	-	-		-	-		-	6,791
Depreciation and amortization	208,569	(22,650)	-		(6,459)	-		(9,164)	170,296
General and administrative expenses	26,779	-	-		-	-		-	26,779
Total operating expenses	471,313	(46,019)	-		(12,219)	-		(22,418)	390,657
Operating income	125,669	(14,331)	4,156		(13,821)	391		(6,955)	95,109
Other income (expense):
Interest income	3,974	-	-		-	-		-	3,974
Tax credit transaction income	11,853	-	-		-	(11,853)	(I2)	-	-
Interest expense	(124,329)	-	-		11,152	-		-	(113,177)
Interest expense - amortization of deferred financing costs	(5,148)	-	-		1,095	-		-	(4,053)
Interest expense - financing obligation	(1,144)	-	-		-	-		-	(1,144)
Recognized hedge activity	(828)	-	-		-	-		-	(828)
Equity in loss of real estate ventures	(790)	-	1,366	(G2)	-	-		-	576
Net gain on disposition of real estate	4,901	-	-		-	-		-	4,901
Net gain on sale of undepreciated real estate	1,184	-	-		-	-		-	1,184
Net gain from remeasurement of investments in real estate ventures	458	-	-		-	-		-	458
Net loss on real estate venture transactions	(417)	-	-		-	-		-	(417)
Loss on early extinguishment of debt	(7,594)	-	-		-	-		-	(7,594)
Provision for impairment on assets held for sale/sold	(1,765)	-	-		-	-		-	(1,765)
Net income from continuing operations	6,024	(14,331)	5,522		(1,574)	(11,462)		(6,955)	(22,776)
Net loss attributable to non-controlling interests - partners' share of consolidated real estate ventures	44	-	-		-	-		-	44
Net income attributable to Brandywine Operating Partnership	6,068	(14,331)	5,522		(1,574)	(11,462)		(6,955)	(22,732)
Distribution to preferred unitholders	(6,900)	-	-		-	-		-	(6,900)
Amounts allocated to unvested restricted unitholders	(349)	-	-		-	-		-	(349)
Net loss attributable to common partnership unitholders of Brandywine Operating Partnership, L.P.	$(1,181)	$(14,331)	$5,522		$(1,574)	$(11,462)		$(6,955)	$(29,981)

Basic loss per common partnership unit:
Continuing operations	$(0.01)								$(0.18)

Diluted loss per common partnership unit:									$(0.18)
Continuing operations	$(0.01)

Basic weighted average common partnership units outstanding	167,942,246								167,942,246
Diluted weighted average common partnership units outstanding	167,942,246								167,942,246

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

(A)

Reflects the Company's consolidated balance sheet as of September 30, 2015, as contained in the historical financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

(B)

Represents the reversal of the held for sale classification of properties disposed of subsequent to September 30, 2015, as contained in the historical financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

(C)	The following represents the estimated impairment loss for the Och Ziff sale as of September 30, 2015, and was calculated as follows (in thousands):

Contractual Sales Price of the Och Ziff Properties	$398,173
Less: Opening net equity valuation	(25,635)	(i)
Less: Actual closing costs and prorations	(19,062)
Cash proceeds received	$353,476
Add: Investment in the Venture	25,635
Less: Basis of the Properties as of September 30, 2015	(428,738)
Estimated provision for impairment on assets held for sale (ii)	$(49,627)
Less: Estimated provision for impairment on assets held for sale attributable to non-controlling interest	422
Estimated provision for impairment on assets held for sale attributable to shareholders	$(49,205)

(i) Consists of $14.6 million share of leasehold interests (net of debt) and $11.0 million of escrow and working capital.

(ii) During the fourth quarter the Company recorded a provision for impairment on assets held for sale of $45.4 million.

(D)

Represents the elimination of the assets of the properties sold. These adjustments also include actual cash received at closing on February 4, 2016 of $353.8 million for the Buildings and Land Parcels and, $60.5 million in other dispositions and estimated net proceeds from the disposition of our equity interests in Cira Square of $126.5 million.

(D1) Represents net proceeds received by Brandywine upon sale of the Buildings and Land Parcels, other dispositions and the proceeds on the disposition of our equity interests in Cira Square.

(D2) Represents net equity contributions of $14.6 million and $11.0 million of lender holdbacks and working capital contributions.

(D3(a)) There was no gain or loss on the sale of the Buildings and Land Parcels, as the net assets were impaired to fair value.  See adjustment column (C).

(D3(b)) Represents the estimated gain on the disposition of our equity interests in Cira Square recognized by the Company upon completion of the transaction as if the disposition occurred as of September 30, 2015, and was calculated as follows (in thousands):

Sales Price of Cira Square	$354,000
Less: Closing costs and other adjustments	(3,743)
Cash proceeds from property settlement	$350,257
Less: Cira Square basis as of September 30, 2015	(238,588)
Total estimated gain as of September 30, 2015	$111,669

Mortgage loan prepayment charge	$(44,511)
Deferred financing cost write-off	(11,135)
Total loss on early extinguishment of debt as of September 30, 2015	$(55,646)

Total estimated net gain, net of loss on early extinguishment of debt as of September 30, 2015 (iii)	$56,023
Less: Net gain attributable to non-controlling interests	(476)
Net gain attributable to Brandywine Realty Trust	$55,547

(iii) Upon completion of the disposition on February 5, 2016 the Company recorded a gain on disposition of $113.4 million and a related loss on early extinguishment of debt related to prepayment penalties of $55.3 million (inclusive of $10.8 million of deferred financing costs).  The prepayment of the mortgage loan may occur prior to the disposition of our equity interests.

(D3(c)) Represents the estimated gain on sale recognized by the Company upon completion of the sale of the other dispositions as if the sales occurred as of September 30, 2015, and was calculated as follows (in thousands):

Total Sales Price of Other Dispositions	$61,055
Less: Estimated closing costs and other adjustments	(581)
Less: Basis as of September 30, 2015	(55,700)
Total estimated gain as of September 30, 2015 (iv)	$4,774
Less: Gain attributable to non-controlling interests	(42)
Gain attributable to Brandywine Realty Trust	$4,732

(iv) The Company recorded a total gain on sale as of December 29, 2015 of $3.9 million.

(E)

Reflects the consolidated results of operations for the Company for the quarter ended September 30, 2015 and the year ended December 31, 2014, respectively, as contained in the financial statements in the Company's Quarterly Report on Form 10-Q and the historical financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

(F)	Represents revenues and expenses of the operations of the Och Ziff properties for the nine months ended September 30, 2015 and the year ended December 31, 2014.
(G)	Represents additional adjustments made in connection with the Venture transaction as follows:

(G1) Represents management fee income and salary reimbursements pursuant to the Venture formation agreements.

(G2) Represents the Company's share of net income from the Venture, assuming the Venture commenced January 1, 2014.

(H)	Represents revenues and expenses of Cira Square for the nine months ended September 30, 2015 and the year ended December 31, 2014.
(I)	Represents additional adjustments made in connection with the Cira Square disposition as follows:

(I1) Represents management fee income pursuant to the management agreement with the buyer.

(I2) Represents the reversal of the historic tax credit income, assuming the disposition transacted January 1, 2014.

(J)

Represents the elimination of the actual historical results of operations of the other dispositions occurring during 2015 and 2014 as if the dispositions occurred on January 1, 2014. Other dispositions consist of a five property portfolio sold on April 24, 2015, a four property portfolio sold on August 13, 2015, one property sold on September 29, 2015, one property sold December 18, 2015 and a six property portfolio sold on December 29, 2015 that were significant under Regulation S-X.  All other dispositions were not significant, individually or in aggregate, under Regulation S-X.